                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 24, 2001





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                      0-25620                41-1459569
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434
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Item 5.  Other Events.
         ------------

         On April 24, 2001, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three months ended March 31, 2001. In addition, the press release contained information regarding a conference call to be held April 24, 2001 during which ASV intends to discuss its financial results for the three months ended March 31, 2001.

         For additional information, see the press release included as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Exhibit     Description of Exhibit
         -------     ----------------------
         99          Press release dated April 24, 2001
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SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2001



                                                  A.S.V., Inc.


                                                  By: /s/ Gary Lemke
                                                     ---------------------------
                                                     Its:  President
                                                         -----------------------





                                  EXHIBIT INDEX
                                  -------------

          Exhibit     Description of Exhibit
          -------     ----------------------

            99        Press release dated April 24, 2001